UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 17, 2007


                                  Innovex, Inc.
                             -----------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                             -----------------------
                 (State Or Other Jurisdiction Of Incorporation)


             000-13143                                    41-1223933
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      (Commission File Number)              (I.R.S. Employer Identification No.)

      5540 Pioneer Creek Drive
           Maple Plain, MN                                  55359
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(Address Of Principal Executive Offices)                  (Zip Code)


                                 (763) 479-5300
                             -----------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1-4 through 6-9 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2007, the Governance Committee of the Board of Directors of the Company recommended and the Board approved that William Murnane, the Company's President and Chief Executive Officer, be named Chairman of the Board to replace Thomas Haley who retired on January 16, 2007. At the same meeting the Governance Committee recommended and the Board approved that Robert Buhrmaster be named Lead Director and paid a $2,500 monthly retainer in addition to his normal director compensation.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     INNOVEX, INC.

                                                     By: /s/ Douglas W. Keller
                                                         -----------------------
                                                         Douglas W. Keller
                                                         Vice President, Finance

Date: January 22, 2007